UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2012

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington		98104-4096
(Address of Principal Executive Offices)		(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of Direct Financial Obligation Or Obligation Under an Off-Balance Sheet Arrangement of a Registrant

(a)	On November 14, 2012, Plum Creek Timberlands, L.P. (the “Partnership”) and Plum Creek Timber Company, Inc. (the “Company” and, together with the Partnership, the “Issuers”) entered into a Purchase Agreement (the “Purchase Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Partnership $325,000,000 aggregate principal amount of its 3.25% Notes due 2023 (the “Notes”), which are fully and unconditionally guaranteed by the Company (the “Guarantee” and, together with the Notes, the “Securities”). The Securities will be issued pursuant to an Indenture, dated November 14, 2005 (the “Base Indenture”), by and among the Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by an Officer’s Certificate, dated November 26, 2012, establishing the terms of the Notes (the “Certificate” and, together with the Base Indenture, the “Indenture”). The Issuers expect the sale of the Securities to close on November 26, 2012. Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBS Securities Inc. and U.S. Bancorp Investments, Inc. acted as joint book-running managers of the offering.

The Notes will bear interest at the rate of 3.25% per year. Interest on the Notes will be payable on March 15 and September 15 of each year, beginning on March 15, 2013. The Notes will mature on March 15, 2023. The Partnership may redeem some or all of the Notes at any time prior to maturity at a redemption price equal to the sum of 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued but unpaid interest, if any, to but not including the redemption date, plus a make-whole amount if the redemption occurs prior to December 15, 2022, as specified in the Indenture. Additionally, upon the occurrence of both (1) a change of control of the Partnership or the Company and (2) a below investment grade debt rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., within a specified period, the Partnership would be required to redeem the Notes at 101% of the aggregate principal amount of the Notes outstanding, plus accrued but unpaid interest, if any, to but not including the repurchase date.

The Notes will be unsecured and unsubordinated obligations of the Partnership and will rank equally with all of the Partnership’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Indenture places certain limitations on the ability of the Partnership and its restricted subsidiaries to incur secured debt and to enter into sale and leaseback transactions and certain limitations on the ability of the Partnership to consolidate, merge or sell all or substantially all of its assets. The Indenture also contains customary event of default provisions.

The Guarantee by the Company will be an unsecured and unsubordinated obligation of the Company and will rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Company has no material assets other than its direct and indirect investment in the Partnership.

The public offering price of the Notes was 99.19% of the principal amount. After estimated expenses, the Partnership expects to receive net proceeds of approximately $319.6 million and to use such net proceeds to repay its notes maturing in 2013 and to repay, temporarily, outstanding borrowings under its revolving credit facility. Prior to the repayment of its maturing notes, the Partnership will invest most of such net proceeds in marketable securities and/or short term investments.

The Securities were offered and sold pursuant to the Issuers’ automatic shelf registration statement on Form S-3 (Registration Nos. 333-178443 and 333-178443-01) under the Securities Act of 1933, as amended. The Issuers have filed with the Securities and Exchange Commission a prospectus supplement, dated November 14, 2012, together with the accompanying prospectus, dated December 12, 2011, relating to the offering and sale of the Securities.

For a complete description of the terms and conditions of the Purchase Agreement, the Base Indenture, the Certificate and the Notes, please refer to the Purchase Agreement, the Base Indenture, the Certificate and the form of Note, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, commercial banking and general financing services for the Issuers, including as a participant in the Issuers’ credit facilities, for which they received or will receive customary fees and expenses.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Purchase Agreement, dated November 14, 2012, by and among Plum Creek Timberlands, L.P., Plum Creek Timber Company, Inc., and Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 14, 2005, by and among Plum Creek Timberlands, L.P., as issuer, Plum Creek Timber Company, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated herein by reference to Plum Creek Timber Company Inc.’s Form 8-K filed on November 14, 2005).

4.2	Officer’s Certificate, dated November 26, 2012, establishing the terms and form of the Notes.

4.3	Form of Note and Guarantee (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: November 26, 2012

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.	Description of Exhibits

1.1	Purchase Agreement, dated November 14, 2012, by and among Plum Creek Timberlands, L.P., Plum Creek Timber Company, Inc., and Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 14, 2005, by and among Plum Creek Timberlands, L.P., as issuer, Plum Creek Timber Company, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated herein by reference to Plum Creek Timber Company Inc.’s Form 8-K filed on November 14, 2005).

4.2	Officer’s Certificate, dated November 26, 2012, establishing the terms and form of the Notes.

4.3	Form of Note and Guarantee (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1 above).

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